Exhibit 4

NUMBER
EZM

SHARES

E-Z-EM, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 269305 40 5
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK , PAR VALUE $.10 PER SHARE OF

E-Z-EM, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:

SECRETARY

E-Z-EM, INC.
CORPORATE
SEAL
1983
DELAWARE

PRESIDENT

COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

E-Z-EM, INC.

        The Corporation will fumish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT-_______ Custodian ________ (Cust) (Minor) under Uniform Gifts to Minors Act______________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________ do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
—————————————————————

—————————————————————

______________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated: ___________________________
                                In presence of

_____________________________________

___________________________________
        NOTICE:The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

        The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent’s Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Program (MSP).